SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549




                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                          June 30, 1997




                         HMN FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)



  DELAWARE                    0-24100                41-1777397
(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (507) 346-7345




                               N/A
_________________________________________________________________
  (Former name or former address, if changed since last report)

Item 5.  Other Events

     On June 30, 1997 the Registrant issued the press release attached as Exhibit 99 announcing a stock repurchase program.

Item 7.  Financial Statements and Exhibits

     (a)  Exhibits

          99.  Press release, dated June 30, 1997.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.






Date: June 30, 1997           By:/s/ Roger P. Weise
                              -------------------------
                              Roger P. Weise, Chairman
                              and Chief Executive Officer

                           Exhibit 99